Exhibit 4(h)

           -----------------------------------------------------------
                                ARISTAR, INC.

                                      and

                             THE BANK OF NEW YORK,
                                   as Trustee



                              -------------------

                             Senior Debt Securities
                              -------------------

                                   Indenture
                              -------------------

                            Dated as of July 1, 1995
                              -------------------







           -----------------------------------------------------------

                    INDENTURE, dated as of July 1, 1995 (the
               "Indenture"), between ARISTAR, INC., a corporation
               duly organized and existing under the laws of the
                State of Delaware (herein called the "Company"),
             having its principal office at 8900 Grand Oak Circle,
              Tampa, Florida 33637-1050, and THE BANK OF NEW YORK,
                   as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

             The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other obligations for money so borrowed (herein called the
"Securities"), to be issued in one or more series as in this Indenture provided.

All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.


                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

             For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


PARAGRAPH A.   INCORPORATION BY REFERENCE

             Articles  I  through  XIV  of  the  Aristar,   Inc.
Standard
Multiple-Series Indenture Provisions dated as of July 1, 1995
(herein called
the
"Standard Provisions"), a copy of which is attached hereto as Annex "A", are hereby incorporated herein by reference with the same force and effect as though fully set out herein.


PARAGRAPH B.   ADDITIONAL PROVISIONS

             1. Section 202 of the Standard Provisions is hereby amended by deleting the words "[full name of Trustee]" on the sixth line thereof, and inserting the words "The Bank of New York".

             2. The following provision, which constitutes part of this
    Indenture, is numbered to conform with the format of the Standard
    Provisions.

             SECTION 615.  Corporate Trust Office.  At the date
of
this Indenture, the Corporate Trust Office of the Trustee is located at 101 Barclay Street, Floor 21 West, New York, New York
10286.


             IN WITNESS WHEREOF, the parties hereto have caused this
Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                 ARISTAR, INC.


                                           By: /s/ MICHAEL H.CLAWSON
[SEAL]                                         Vice President

Attest:

/s/ STEPHEN F. ADAMS
Secretary

                                            THE BANK OF NEW YORK, as Trustee


                                            By: /s/ VIVIAN GEORGES
                                            Title:  Authorized
Signatory
[SEAL]

Attest:

/s/ HELEN M. COTRAUIX
Title:  Vice President

STATE OF CALIFORNIA   )
                      )  ss.:
COUNTY OF LOS ANGELES )

             On the 5th day of June, 1995, before me personally came
Michael H. Clawson, to me known, who, being by me duly sworn, did depose and say that he is Vice President of ARISTAR, INC., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal;
that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                                /s/ MARIE WOLFE
                                               Comm. # 974090
                                               Notary Public California
                                               Los Angeles County
                                               My Comm. Expires Sept. 24, 1995

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

             On the 5th day of June, 1995, before me personally came Vivian
Georges, to me known, who, being by me duly sworn, did depose and say that he is Assistant Vice President of THE BANK OF NEW YORK, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                             /s/ WILLIAM J. CASSELS
                             Notary Public, State of New York
                             No. 01CA5027729
                             Qualified in Bronx County
                             Certificate Filed in New York County
                             Commission Expires May 16, 1996

                                                         Annex A


















                                 ARISTAR, INC.



                         -----------------------------


                            Standard Multiple-Series
                              Indenture Provisions

                         -----------------------------


                            Dated as of July 1, 1995

                         -----------------------------

                                 ARISTAR, INC.
         Reconciliation and Tie Between Trust Indenture Act of 1939 and
                 Standard Multiple-Series Indenture Provisions1

Trust Indenture
  Act Section                              Indenture Section

ss.310(a)(1)                 . . . . . . . . . . . . .  609
         (a)(2)              . . . . . . . . . . . . .  609
         (a)(3)              . . . . . . . . . . . . .  Not
Applicable
         (a)(4)              . . . . . . . . . . . . .  Not
Applicable
         (b)                 . . . . . . . . . . . . .  608
                                                        610
ss.311(a)                    . . . . . . . . . . . . .  613
         (b)                 . . . . . . . . . . . . .  613
ss.312(a)                    . . . . . . . . . . . . .. 701
                                                        702(a)
         (b)                 . . . . . . . . . . . . .  702(b)
         (c)                 . . . . . . . . . . . . .  702(c)
ss.313(a)                    . . . . . . . . . . . . .  703(a)
         (b)                 . . . . . . . . . . . . .  703(a)
         (c)                 . . . . . . . . . . . . .  703(a)
         (d)                 . . . . . . . . . . . . .  703(b)
ss.314(a)                     . . . . . . . . . . . .   704
         (a)(4)              . . . . . . . . . . . . .  1005
         (b)                 . . . . . . . . . . . . .  Not
Applicable
         (c)(1)              . . . . . . . . . . . . .  102
         (c)(2)              . . . . . . . . . . . . .  102
         (c)(3)              . . . . . . . . . . . . .  Not
Applicable
         (d)                 . . . . . . . . . . . . .  Not
Applicable
         (e)                 . . . . . . . . . . . . .  102
ss.315(a)                    . . . . . . . . . . . . .  601
         (b)                 . . . . . . . . . . . . .  602
         (c)                 . . . . . . . . . . . . .  601
         (d)                 . . . . . . . . . . . . .  601
         (e)                 . . . . . . . . . . . . .  514
ss.316(a)                     . . . . . . . . . . . . . 601
         (a)(1)(A)           . . . . . . . . . . . . .  502
                                                        512
         (a)(1)(B)           . . . . . . . . . . . . .  513
         (a)(2)              . . . . . . . . . . . . .  Not
Applicable
         (b)                 . . . . . . . . . . . . .  508
         (c)                 . . . . . . . . . . . . .  104(g)
ss.317(a)(1)                 . . . . . . . . . . . . .  503
         (a)(2)              . . . . . . . . . . . . .  504
         (b)                 . . . . . . . . . . . . .  1003
ss. 318(a)                   . . . . . . . . . . . . .  107
--------
1 This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                              TABLE OF CONTENTS**

                                                                    Page


                                   ARTICLE I

                        Definitions and Other Provisions
                             of General Application

SECTION 101. Definitions............................................  1
SECTION 102. Compliance Certificates and Opinions...................  8
SECTION 103. Form of Documents Delivered to Trustee.................  9
SECTION 104. Acts of Holders; Record Dates.......................... 10
SECTION 105. Notices, etc., to Trustee and Company.................. 12
SECTION 106. Notice to Holders; Waiver.............................. 12
SECTION 107. Conflict with Trust Indenture Act...................... 13
SECTION 108. Effect of Headings and Table of Contents............... 13
SECTION 109. Successors and Assigns................................. 13
SECTION 110. Separability Clause.................................... 13
SECTION 111. Benefits of Indenture.................................. 14
SECTION 112. Governing Law.......................................... 14
SECTION 113. Legal Holidays......................................... 14
SECTION 114. Language of Notices, Etc............................... 14
SECTION 115. Counterparts........................................... 14

                                   ARTICLE II

                                 Security Forms

SECTION 201. Forms Generally........................................ 14
SECTION 202. Form of Trustee's Certificate of
                     Authentication................................. 15
SECTION 203. Securities in Global Form.............................. 15


                                  ARTICLE III

                                 The Securities

SECTION 301. Amount Unlimited; Issuable in Series................... 16
SECTION 302. Denominations.......................................... 19
SECTION 303. Execution, Authentication, Delivery
                     and Dating..................................... 20
SECTION 304. Temporary Securities................................... 22
SECTION 305. Registration, Registration of
                     Transfer and Exchange.......................... 25
SECTION 306. Mutilated, Destroyed, Lost and Stolen
--------
** This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

             Securities.............................................30
SECTION 307. Payment of Interest; Interest Rights
                     Preserved..................................... 31
SECTION 308. Persons Deemed Owners................................. 32
SECTION 309. Cancellation.......................................... 33
SECTION 310. Computation of Interest............................... 33
SECTION 311. Manner of Payments in Respect of
                     Securities.................................... 34
SECTION 312. Compliance with Certain Laws and
                     Regulations................................... 34


                                   ARTICLE IV

                           Satisfaction and Discharge

SECTION 401. Satisfaction and Discharge of
                     Indenture..................................... 35
SECTION 402. Application of Trust Money............................ 36
SECTION 403. Satisfaction, Discharge and
             Defeasances of Securities of Any
                     Series........................................ 36
SECTION 404. Reinstatement......................................... 37
SECTION 405. Definitions........................................... 38


                                   ARTICLE V

                                    Remedies

SECTION 501. Events of Default..................................... 39
SECTION 502. Acceleration of Maturity; Rescission
                     and Annulment................................. 40
SECTION 503. Collection of Indebtedness and Suits
                     for Enforcement by Trustee.................... 41
SECTION 504. Trustee May File Proofs of Claim...................... 42
SECTION 505.   Trustee May Enforce Claims Without
                     Possession of Securities...................... 43
SECTION 506. Application of Money Collected........................ 43
SECTION 507. Limitation on Suits................................... 43
SECTION 508. Unconditional Right of Holders to
                     Receive Principal, Premium and Interest....... 44
SECTION 509. Restoration of Rights and Remedies.................... 44
SECTION 510. Rights and Remedies Cumulative........................ 44
SECTION 511. Delay or Omission Not Waiver.......................... 45
SECTION 512. Control by Holders.................................... 45
SECTION 513. Waiver of Past Defaults............................... 45
SECTION 514. Undertaking for Costs................................. 46

                                   ARTICLE VI

                                  The Trustee

SECTION 601. Certain Duties and Responsibilities................... 46
SECTION 602. Notice of Defaults.................................... 47
SECTION 603. Certain Rights of Trustee............................. 47
SECTION 604. Not Responsible for Recitals or
                     Issuance of Securities........................ 49
SECTION 605. May Hold Securities................................... 49
SECTION 606. Money Held in Trust................................... 49
SECTION 607. Compensation and Reimbursement........................ 49
SECTION 608. Disqualification; Conflicting Interests............... 50
SECTION 609. Corporate Trustee Required; Eligibility............... 50
SECTION 610. Resignation and Removal; Appointment of
                     Successor..................................... 50
SECTION 611. Acceptance of Appointment by Successor................ 52
SECTION 612. Merger, Conversion, Consolidation or
                     Succession to Business........................ 53
SECTION 613. Preferential Collection of Claims
                     Against Company............................... 53
SECTION 614. Appointment of Authenticating Agent................... 53


                                  ARTICLE VII

               Holders' Lists and Reports by Trustee and Company

SECTION 701. Company To Furnish Trustee Names and
                     Addresses of Holders.......................... 55
SECTION 702. Preservation of Information;
                     Communications to Holders..................... 56
SECTION 703. Reports by Trustee.................................... 56
SECTION 704. Reports by Company.................................... 57


                                  ARTICLE VIII

                       Consolidation, Merger, Conveyance,
                               Transfer or Lease

SECTION 801. Company May Consolidate, Etc.,
                     Only on Certain Terms......................... 57
SECTION 802. Successor Corporation Substituted..................... 58


                                   ARTICLE IX

                            Supplemental Indentures

SECTION 901. Supplemental Indentures Without
                     Consent of Holders............................ 58
SECTION 902. Supplemental Indentures With Consent
                     of Holders.................................... 60
SECTION 903. Execution of Supplemental Indentures.................. 61

SECTION 904. Effect of Supplemental Indentures..................... 61
SECTION 905. Conformity With Trust Indenture Act................... 62
SECTION 906. Reference in Securities to
                     Supplemental Indentures....................... 62


                                   ARTICLE X

                                   Covenants

SECTION 1001. Payment of Principal, Premium and
                          Interest................................. 62
SECTION 1002. Maintenance of Office or Agency...................... 62
SECTION 1003. Money for Securities Payments to be
               Held in Trust....................................... 64
SECTION 1004. Additional Amounts................................... 65
SECTION 1005. Statement as to Compliance........................... 66

                                   ARTICLE XI

                            Redemption of Securities

SECTION 1101. Applicability of Article............................. 66
SECTION 1102. Election to Redeem; Notice to Trustee................ 67
SECTION 1103. Selection by Trustee of Securities
               to be Redeemed...................................... 67
SECTION 1104. Notice of Redemption................................. 68
SECTION 1105. Deposit of Redemption Price.......................... 69
SECTION 1106. Securities Payable on Redemption Date................ 69
SECTION 1107. Security Redeemed in Part............................ 70


                                  ARTICLE XII

                                 Sinking Funds

SECTION 1201. Applicability of Article............................. 70
SECTION 1202. Satisfaction of Sinking Fund
               Payments With Securities............................ 71
SECTION 1203. Redemption of Securities for
               Sinking Fund........................................ 71


                                  ARTICLE XIII

                       Meetings of Holders of Securities

SECTION 1301. Purposes for Which Meetings May Be Called............ 72
SECTION 1302. Call, Notice and Place of Meetings................... 72
SECTION 1303. Persons Entitled To Vote at Meetings................. 72
SECTION 1304. Quorum; Action....................................... 73
SECTION 1305. Determination of Voting Rights; Conduct
               and Adjournment of Meetings......................... 74
SECTION 1306. Counting Votes and Recording Action
               of Meetings......................................... 75

                                  ARTICLE XIV

                    Immunity of Incorporators, Stockholders,
                             Officers and Directors

SECTION 1401. Immunity of Incorporators,
               Stockholders, Officers and Directors................ 75


                                   ARTICLE XV

                                 Subordination

SECTION 1501. Agreement to Subordinate............................. 76
SECTION 1502. No Payments to Holders of Securities
                          in Certain Circumstances................. 76
SECTION 1503. Payments by Trustee or Holders of
                          Securities to Holders of Senior Debt..... 78
SECTION 1504. Subrogation.......................................... 78
SECTION 1505. Obligation of Company Unconditional.................. 79
SECTION 1506. Payments on Securities Permitted..................... 80
SECTION 1507. Effectuation of Subordination by Trustee............. 80
SECTION 1508. Knowledge of Trustee................................. 80
SECTION 1509. Trustee May Hold Senior Debt......................... 81
SECTION 1510. Rights of Holders of Senior Debt
               Not Impaired........................................ 81
SECTION 1511. Rights and Obligations Subject to
               Power of Court...................................... 81
SECTION 1512. Definitions.......................................... 81


EXHIBIT A           - FORMS OF CERTIFICATION

EXHIBIT A.1         - FORM OF CERTIFICATE TO BE GIVEN
                      BY PERSON ENTITLED TO RECEIVE BEARER
                      SECURITY OR TO OBTAIN INTEREST PRIOR TO
                      AN EXCHANGE DATE

EXHIBIT A.2        -  FORM OF CERTIFICATE TO BE GIVEN
                      BY EURO-CLEAR OR CEDEL S.A. IN
                      CONNECTION WITH THE EXCHANGE OF A
                      PORTION OF A TEMPORARY GLOBAL
                      SECURITY OR TO OBTAIN INTEREST PRIOR
                      TO AN EXCHANGE DATE

                                   ARTICLE I

                        Definitions and Other Provisions
                             of General Application


         SECTION 101.  Definitions.  For all purposes of this
Indenture, except as otherwise expressly provided or unless the context otherwise requires:

              (1) the terms defined in this Article have the meanings assigned to them in this Article and include the
         plural as well as the singular;

              (2) all other terms used herein which are defined in the Trust
         Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

              (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

              (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally within an Article of this
Indenture, may be defined in that Article.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition,
"control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the
Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate securities of one or more series.

         "Authorized   Newspaper"   means  a   newspaper   of
general
circulation in the place of publication, printed in the official language of the country of publication and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized or required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

         "Bearer Security" means any Security in the form of a bearer security established pursuant to Section 301 which is payable to bearer and is not a Registered Security (including without limitation any Security in temporary or definitive global bearer form).

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment or place of publication, means each Monday, Tuesday, Wednesday, Thursday and
Friday which is not a day on which banking institutions in that Place of
Payment
or place of publication are authorized or obligated by or pursuant to law, regulation or executive order to close or as specified for a series of
Securities pursuant to Section 301 or as specified for any Security in such
Security.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of
1934, or, if at any time after the execution of this instrument such
Commission
is not existing and performing the duties now assigned to it under the Trust
Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter
"Company" shall mean such successor corporation.

         "Company Request", "Request of the Company", "Company Order" or "Order of the Company" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant
Controller, its Secretary or an Assistant Secretary, and delivered to the
Trustee.

         "Consolidated Subsidiary" means every Subsidiary which does not transact any substantial portion of its business or regularly maintain any substantial portion of its operating assets outside the United States or
Canada
other than (i) a Subsidiary acquired or organized after the date of this
Indenture which, prior to the date of acquisition or organization, shall have been classified by resolution of the Board of Directors or Executive Committee of the Board of Directors of the Company as an Unconsolidated Subsidiary unless and until the Board of Directors or Executive Committee of the Board of
Directors of the Company shall by resolution reclassify such Subsidiary as a
Consolidated Subsidiary; and (ii) any Subsidiary of an Unconsolidated
Subsidiary; provided, however, that an Unconsolidated Subsidiary shall not be a successor, directly or indirectly, to any Consolidated Subsidiary.

         "Corporate Trust Office" means the office of the Trustee in
The City of New York at which at any particular time its corporate trust business shall be administered, which office at the date hereof is that indicated in Section 615 of this Indenture, except that with respect to the presentation of Securities (or Coupons, if any, representing an installment of interest) for payment or for registration of transfer and exchange, such term shall mean the office or the agency of the Trustee in said city at which at any particular time its corporate agency business shall be conducted.

         "corporation" includes corporations, associations, companies and business trusts.

         "Coupon" or "coupon" means any interest coupon appertaining to a Bearer Security.

         "Debt" means indebtedness of the Company or any Consolidated
Subsidiary representing money borrowed (which term shall include evidences of indebtedness representing extensions of credit whether or not representing obligations for money borrowed), except indebtedness owed to the Company by any
Consolidated Subsidiary or owed to any Consolidated Subsidiary by the Company or any other Consolidated Subsidiary, and shall include indebtedness of any other person for money borrowed when such indebtedness is guaranteed by the Company or any Consolidated Subsidiary. The term "Debt" shall be deemed to include the liability of the Company or any Consolidated Subsidiary in respect of any investment or similar certificate, except to the extent such certificates are pledged by purchasers as collateral for, and are offset by, receivables.

         "Defaulted Interest" has the meaning specified in
Section 307.

         "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more
Global
Securities, the Person designated as Depositary by the Company pursuant to
Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

         "Dollar"  means the coin or currency  of the United
States of
America as at the time of payment is legal tender for the payment of public and private debts.

         "Euro-clear" means the operator of the Euro-clear
System.

         "Event of Default" has the meaning specified in Section
501.

         "Global  Security" or "global  Security" means a
Registered or
Bearer Security evidencing all or part of a series of Securities issued to the
Depositary for such series in accordance with Section 303.

         "Holder" or "holder" means, with respect to a Registered
Security, the Person in whose name at the time a particular
Registered
Security
is registered in the Security Register and, with respect to a Bearer Security and/or Coupon, the bearer thereof.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

         "interest",  when  used  with  respect  to an  Original
Issue
Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any
Security, means the Stated Maturity of an installment of interest on such
Security.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at Stated
Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or any Vice President, and by the
Treasurer, the Controller, the Secretary or any Assistant
Treasurer, Assistant
Controller or Assistant Secretary, of the Company, and delivered to the
Trustee.
Each such Officers' Certificate shall contain the statements provided in
Section
102, if applicable.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Company and who shall be acceptable to the Trustee. Each Opinion of Counsel shall contain the statements provided in
Section 102, if applicable.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

         "Outstanding" or "outstanding", when used with respect to
Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

             (i)  Securities theretofore canceled by the
      Trustee or delivered to the Trustee for cancellation;

            (ii) Securities for whose payment or redemption money in
      the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own
      Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

         (iii)  Securities  which have been paid pursuant to
Section
      306 or in exchange for or in lieu of which other
Securities  have been
      authenticated and delivered pursuant to this Indenture,
other than any
      such  Securities in respect of which there shall have been presented to
      the Trustee proof satisfactory to it that such Securities
are held by a
      bona  fide   purchaser  in  whose  hands  such   Securities
are  valid
      obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Outstanding Securities or the number of votes entitled to be cast by each Holder of a Security in respect of such Security at any such meeting (i) the principal amount of an Original
Issue
Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, and (ii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only
Securities which the Trustee knows to be so owned shall be so disregarded.
Securities so owned which have been pledged in good faith may be regarded as
Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any
Securities on behalf of the Company.

         "Person" or "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of that series are payable as specified in accordance with Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this
Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this
Indenture.

         "Registered Security" means any Security in the form of a registered security established pursuant to Section 301 which is registered in the Security Register as to principal and any interest (including without limitation any Security in temporary or definitive global registered form).

         "Regular Record Date" for the interest payable on any Interest
Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301, which date shall be, unless otherwise specified pursuant to Section 301, the fifteenth day preceding such
Interest Payment Date, whether or not such day shall be a Business Day.

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Security   Register"  and  "Security   Registrar"
have  the
respective meanings specified in Section 305.

         "Special Record Date" for the payment of any Defaulted
Interest means a date fixed by the Trustee pursuant to Section
307.

         "Stated Maturity", when used with respect to any Security (or
Coupon, if any, representing an installment of interest) or any installment of principal thereof or interest thereon, means the date specified in such
Security
(or Coupon) as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means any corporation at least a majority of the outstanding voting stock of which shall at the time be owned, directly or indirectly, by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries. For the purposes of this definition, "voting stock", as applied to the stock (or the equivalent thereof, in the case of corporations incorporated outside the continental limits of the United States) of any corporation, means stock (or such equivalent) of any class or classes, however designated, having ordinary voting power for the election of at least a majority of the members of the board of directors (or other governing body) of such corporation, other than stock (or such equivalent) having such power only by reason of the happening of a contingency.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter
"Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to
Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of
1939,
as amended, as in force at the date as of which this instrument was executed;
provided, however, that in the event the Trust Indenture Act of 1939 is amended
after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Unconsolidated Subsidiary" means any subsidiary other than a Consolidated Subsidiary.

         "United States" means the United States of America
(including
the States and the District of Columbia), its territories, its possessions, the
Commonwealth of Puerto Rico and other areas subject to its jurisdiction.

         "Vice President", when used with respect to the Company or the
Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Yield to Maturity", when used with respect to any Original
Issue Discount Security, means the annual yield to maturity, if any, set forth on the face thereof.

         SECTION 102. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an
Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, except the certificate of destruction pursuant to Section 309, shall include

        (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

        (2) a brief statement as to the nature and scope of the
         examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such
Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the
Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 104. Acts of Holders; Record Dates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by

Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of
Securities of such series duly called and held in accordance with the provisions of Article XIII, or a combination of such instruments and any such record.
Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.
The
record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1306.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by certificate executed by any trust company, bank, banker or other depositary, wherever situated, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer
Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any
Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (2) such
Bearer Security is produced to the Trustee by some other Person,
(3) such
Bearer
Security is surrendered in exchange for a Registered Security or
(4) such
Bearer
Security is no longer Outstanding.

         (d) The fact and date of execution of any such instrument or writing pursuant to clause (c) above, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this clause.

         (e) The principal amount and serial numbers of Registered
Securities held by any Person and the date of holding the same shall be proved by the Security Register.

         (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of a Holder shall bind every future Holder of the same Security and/or Coupon and the Holder of every Security and/or Coupon issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the
Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security and/or Coupon.

        (g) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, or in the circumstances permitted by the Trust Indenture Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the
Company
shall have no obligation to do so. Where the Company does not fix a record date prior to the first solicitation of a Holder made by any Person in respect of any such Act, the record date for any such Act shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to
Section 701) prior to such first solicitation. With regard to any record date, any request, demand, authorization, direction, notice, consent, waiver or other
Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be
Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other
Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         SECTION  105.  Notices,  etc.,  to Trustee  and
Company.  Any
request, demand, authorization, direction, notice, consent, waiver or Act of
Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

             (1) the Trustee by any Holder or by the Company shall
     be made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office and unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given, furnished or filed upon its receipt by a Responsible
Officer of
     the Trustee, or

             (2) the  Company  by the  Trustee  or by any  Holder
shall be
     sufficient  for  every  purpose   hereunder  (unless
otherwise  herein
     expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the
     Company, Attention: Secretary.

         SECTION 106.  Notice to Holders; Waiver.  Where this
Indenture provides for notice to Holders of any event:

                   (i) if any of the Securities affected by such event are
         Registered Securities, such notice shall be sufficiently given
(unless
         otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, within the time prescribed for the giving of such notice, and

                 (ii) if any of the Securities affected by such event are
         Bearer Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided or unless otherwise specified in such Securities) if published once in an Authorized
Newspaper in New
         York City and London and mailed to such Persons whose names and addresses were previously filed with the Trustee, within the time prescribed for the giving of such notice.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to
Holders by mail, then such notification as the Company shall direct the
Trustee
in writing to give shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

         In case by reason of the suspension of publication of any
Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as the
Company shall direct the Trustee in writing to give shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to
Holders of Registered Securities given as provided herein.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the
Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 107. Conflict with Trust Indenture Act. This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be a part of this Indenture. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         SECTION 108.  Effect of Headings  and Table of
Contents.  The
Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 109. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 110.  Separability  Clause.  In case any
provision in
this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 111. Benefits of Indenture. Nothing in this Indenture or in the Securities or Coupons, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this
Indenture.

         SECTION 112.  Governing Law. This Indenture and the
Securities
and Coupons shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws provisions thereof.

         SECTION 113. Legal Holidays. Except as otherwise specified as contemplated by Section 301, in any case where any Interest Payment Date,
Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this
Indenture or of the Securities or Coupons, if any) payment of interest or principal (and premium, if any) need not be made at such Place of

Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the
Interest
Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment
Date,
Redemption Date or Stated Maturity, as the case may be, to the next succeeding
Business Day at such Place of Payment.

         SECTION 114.  Language of Notices,  Etc. Any request,
demand,
authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

         SECTION 115.  Counterparts.  This Indenture may be
executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                                   ARTICLE II

                                 Security Forms


         SECTION 201. Forms Generally. The Securities of each series and the Coupons, if any, to be attached thereto shall be in substantially the forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of the Securities and
Coupons, if any. If the form of Securities of any series is established by or by action taken pursuant to a Board Resolution, a copy of the Board Resolution together with an appropriate record of any action taken pursuant thereto, which
Board Resolution or record of such action shall have attached thereto a true and correct copy of the forms of Security approved by or pursuant to such Board
Resolution, shall be certified by the Secretary or an Assistant
Secretary of
the
Company and delivered to the Trustee at or prior to the delivery of the
Company
Order contemplated by Section 303 for the authentication and delivery of such
Securities.

         The definitive Securities and Coupons, if any, shall be printed, typed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such
Securities and Coupons, if any, as evidenced by their execution of such
Securities and Coupons, if any.

         SECTION 202.  Form of Trustee's Certificate of
Authentication. The Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated and issued under the within-mentioned Indenture.

                            [full name of Trustee],
                                   as Trustee


                                       By
                        Authorized [Officer] [Signatory]

         SECTION 203.  Securities  in Global Form.  If
Securities of a
series are issuable in global form, as specified as contemplated by Section
301,
then, notwithstanding clause (8) of Section 301 and the
provisions of Section
302, such Security shall represent such of the Outstanding
Securities of such
series as shall be specified therein and may provide that it shall represent
the
aggregate amount of Outstanding Securities from time to time endorsed thereon
and that the aggregate amount of Outstanding Securities
represented thereby
may
from time to time be reduced to reflect exchanges. Any
endorsement of a
Security
in global form to reflect the amount, or any increase or decrease in the
amount,
of Outstanding Securities represented thereby shall be made by the Trustee in
such manner and upon instructions given by such Person or Persons as shall be
specified therein or in the Company Order to be delivered to the
Trustee
pursuant to Section 303 or Section 304. Subject to the provisions of Section
303
and, if applicable, Section 304, the Trustee shall deliver and redeliver any
Security in definitive global bearer form in the manner and upon written instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has
been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

         The provisions of the last sentence of the eighth paragraph of
Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of the eighth paragraph of
Section 303.

         Notwithstanding   the   provisions  of  Section  307,
unless
otherwise specified as contemplated by Section 301, payment of principal of and any premium and any interest on any Security in definitive global shall be made to the Person or Persons specified therein.

         Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a definitive global Security as shall be specified in a written statement of the Holder of such definitive global Security or, in the case of a definitive global Security in bearer form, of Euro-clear or CEDEL, S.A. which is produced to the Trustee by such Person.


                                  ARTICLE III

                                 The Securities


         SECTION 301.  Amount Unlimited; Issuable in Series.
The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued from time to time in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

         (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

         (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other
Securities of the series pursuant to Section 304, 305, 306, 906 or 1107
and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

         (3) the date or dates on which the principal of (and premium, if any, on) any of the Securities of the series are payable or the method of determination thereof and the amount or amounts of any installment of principal payable on such dates;

         (4) the rate or rates, or the method of determination thereof, at which any of the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the
Regular Record Date for the interest payable on any Registered Securities on any Interest Payment Date;

         (5) the place or places where the principal of (and premium, if any) and interest, if any, on any of the Securities and Coupons, if any, of the series shall be payable and the office or agency for the
Securities of the series maintained by the Company pursuant to Section
1002;

        (6) the period or periods within which, the price or prices at which and the terms and conditions upon which any of the Securities and any Coupons of the series may be redeemed, in whole or in part, at the option of the Company;

        (7) the terms of any sinking fund and the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

         (8) if other than denominations of $1,000, if registered, and
$5,000, if bearer, and any integral multiple of the applicable denominations, the denominations in which the Securities of the series shall be issuable;

        (9) if other than the principal amount thereof, the portion of the principal amount of any of the Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

       (10) the application, if any, of Section 403, or such other means of satisfaction and discharge as may be specified for the Securities and Coupons, if any, for a series;

       (11) any deletions or modifications of or additions to the Events of Default set forth in Section 501 or covenants of the Company set forth in Article X pertaining to the Securities of the series;

       (12) the forms of the Securities and Coupons, if any, of the series;

       (13) whether the Securities of the series are to be issued as
Registered Securities or Bearer Securities (with or without Coupons), or a combination thereof, whether Bearer Securities may be exchanged for Registered Securities of the series and whether Registered Securities may be exchanged for Bearer Securities of the series (if permitted by applicable laws and regulations) and the circumstances under which and the place or places where any such exchanges, if permitted, may be made; and whether any

Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in definitive global form with or without Coupons and, if so, whether beneficial owners of interests in any such definitive global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which and the place or places where any such exchanges may occur, if other than in the manner provided in Section 305;

       (14) if the Securities and Coupons, if any, of the series are to be issued upon the exercise of warrants, the time, manner and place for Securities to be authenticated and delivered;

       (15) whether and under what circumstances and with what procedures and documentation the Company will pay additional amounts on any of the Securities and Coupons, if any, of the series to any Holder who is not a United States person (including a definition of such term), in respect of any tax, assessment or other governmental charge withheld or deducted from a payment thereon and, if so, whether the
Company will have the option to redeem such Securities rather than pay additional amounts (and the terms of any such option);

       (16) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the Coupons appertaining thereto as they severally mature and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest
Payment Date will be paid if other than in the manner provided in
Section 304;

       (17) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities;
and

      (18) any other terms of any of the Securities of the series
(which terms shall not be inconsistent with the provisions of this
Indenture).

         All Securities of any one series and the Coupons appertaining to any Bearer Securities of such series shall be substantially identical except as to denomination, the rate or rates of interest, if any, and the Maturity and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth in the

Officers' Certificate referred to above or in any such indenture supplemental hereto.

         The Securities shall be payable as to principal and interest, if any, and any premium payable upon the redemption thereof in Dollars. At the option of the Company, interest on the Registered Securities of any series that bears interest may be paid by mailing a check to the address of any Holder as such address shall appear in the Securities Register.

         If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action together with such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers'
Certificate setting forth the terms of the Securities of such series.

         SECTION 302. Denominations. The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the
Securities of any series, the Securities of such series shall be issuable in denominations of $1,000, if registered, and $5,000, if bearer, and in any integral multiple of the applicable denominations. Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee.

         SECTION 303. Execution,  Authentication,  Delivery and
Dating.
The Securities shall be executed in the name and on behalf of the Company by manual or facsimile signatures of its Chairman of the Board, its President or any of its Vice Presidents, under its corporate seal reproduced thereon attested by the manual or facsimile signature of its Secretary or one of its Assistant
Secretaries. Any Coupons shall be executed on behalf of the Company by the manual or facsimile signature of any such officer of the Company.

         Securities  and  Coupons   bearing  the  manual  or
facsimile
signatures of individuals who were at any time the proper officers of the
Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such
Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any Coupons appertaining thereto, executed by the Company to the
Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the
Company
Order shall authenticate and
deliver such Securities; provided, however, that, in connection with the sale of a Bearer Security during the "restricted period" as defined in United States
Treasury regulation section 1.163- 5(c)(2)(i)(D)(7), no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that a definitive Bearer Security sold during the restricted period may be delivered only outside the United States and only if the Person entitled to receive such definitive Bearer Security shall have furnished a certificate in the form set forth in Exhibit A.1 to this Indenture, dated no earlier than 15 days prior to the earlier of the date on which such definitive
Bearer Security is delivered and the date on which any temporary bearer Global
Security first becomes exchangeable for such definitive Bearer Security in accordance with the terms of such temporary Security and this Indenture.
Except
as permitted by Section 306, the Trustee shall not authenticate and deliver any
Bearer Security unless all appurtenant Coupons for interest then matured have been detached and canceled.

         If all the Securities of a series are not to be originally issued at one time, and if the Board Resolution, Officers' Certificate or supplemental indenture establishing such series shall so permit, such Company
Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and the determination of the terms of particular Securities of such series such as interest rate or rates (or the method in which such rate or rates are to be determined), if any, Stated Maturity, date of issuance and date from which interest, if any, shall accrue.

        If the forms or terms of the Securities of the series and any related Coupons have been established by or pursuant to one or more Board
Resolutions as permitted by Sections 201 and 301, in authenticating such
Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and
(subject to Section 601) shall be fully protected in relying upon, an Opinion of
Counsel stating:

             (a) if the forms of such Securities and any Coupons have been established by or pursuant to a Board Resolution as permitted by
      Section 201, that such forms have been established in conformity with the provisions of this Indenture; and

              (b) if the terms of such Securities and any Coupons have been established by or pursuant to a Board Resolution as permitted by
      Section 301, that such terms have been established in conformity with the provisions of this Indenture.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers'
Certificate otherwise required pursuant to

Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         Each Registered Security shall be dated the date of its authentication; and each Bearer Security and any Bearer Security in global form shall be dated as of the date of original issuance of the first
Security of
such
series to be issued.

         No Security or Coupon  shall be entitled to any benefit
under
this Indenture or be valid or obligatory for any purpose unless there appears
on
such Security a certificate of authentication substantially in the form
provided
for herein executed by the Trustee by manual signature, and such certificate
upon any Security shall be conclusive evidence, and the only evidence, that
such
Security has been duly authenticated and delivered hereunder.
Notwithstanding
the foregoing, if any Security shall have been duly authenticated
and
delivered
hereunder but never issued and sold by the Company, and the
Company shall
deliver such Security to the Trustee for cancellation as provided in Section
309
together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of a
Global Security, then the Company shall execute and the Trustee shall in accordance with this Section and the Company Order with respect to such series authenticate and deliver the Global Security that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of
Outstanding Securities of such series to be represented by the Global
Security,
(ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction, and (iv) shall bear a legend substantially to the following effect:
"Unless and until this Security is exchanged in whole or in part for
Securities
in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the
Depositary
to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor
Depositary" or to such other effect as the Depositary and the Trustee may agree.

         Each Depositary designated pursuant to Section 301 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation. The Trustee shall have no responsibility to determine if the
Depositary is so registered.

         SECTION 304. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company
Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive
Securities
in lieu of which they are issued, (i) in registered form or (ii) in bearer form, with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced conclusively by their execution of such Securities. Such temporary Securities may be (in the case of
Registered Securities) and shall be (in the case of Bearer Securities) in global form.

        Except in the case of temporary Global Securities in bearer form (which are exchangeable for definitive Bearer Securities in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive
Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 1002 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the
Holder. Upon surrender for cancellation of any one or more temporary
Securities
of any series (accompanied by any unmatured Coupons appertaining thereto) the
Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor and authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary
Registered Security; and provided, further, that a definitive
Bearer Security
(including a definitive Bearer Security in global form) shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303.

         If temporary Global Securities in bearer form of any series are issued, any such temporary global Securities in bearer form shall, unless otherwise provided therein, be delivered to the London office of a Depositary
(the "Common Depositary"), for the benefit of Euro-clear and CEDEL, S.A., for credit to the respective accounts of the beneficial owners of such Securities
(or to such other accounts as they may direct).

         Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security in bearer form (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security in bearer form, executed by the Company. On or after the Exchange Date, such temporary global Security in bearer form shall be surrendered by the Common Depositary to the Trustee, as the
Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global
Security in bearer form, an equal aggregate principal amount of definitive
Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security in bearer form to be exchanged.
The definitive Securities to be delivered in exchange for any such temporary global Security in bearer form shall be in bearer form, registered form, definitive global form (registered or bearer), or a combination thereof, as specified as contemplated by Section 301, and, if a combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary global Security in bearer form, upon such presentation by the Common Depositary, such temporary global
Security in bearer form shall be accompanied by a certificate dated the
Exchange
Date or a subsequent date and signed by Euro- clear as to the portion of such temporary global Security in bearer form held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL, S.A. as to the portion of such temporary global Security in bearer form held for its account then to be exchanged, each in the form set forth in Exhibit A.2 to this Indenture; and provided, further, that definitive
Bearer Securities shall be delivered in exchange for a portion of a temporary global Security in bearer form only in compliance with the requirements of
Section 303.

         Unless otherwise specified in such temporary global Security in bearer form, the interest of a beneficial owner of Securities of a series in a temporary global Security in bearer form shall be exchanged for definitive
Securities of the same series and of like tenor following the Exchange Date when the beneficial owner instructs Euro-clear or CEDEL, S.A., as the case may be, to request such exchange on his behalf and delivers to Euro-clear or CEDEL, S.A., as the case may be, a certificate in the form set forth in Exhibit A.1 of this
Indenture, dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euro-clear, CEDEL,
S.A., the Trustee, any Authenticating Agent appointed for such series of
Securities and any Paying Agent appointed for such series of Securities.
Unless
otherwise specified in such temporary global Security in bearer form, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security in bearer form, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euro-clear or CEDEL, S.A. The definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global
Security in bearer form shall be delivered only outside the United States.

         Until exchanged in full as hereinabove provided, the temporary
Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global
Security in bearer form on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to
Euro-clear and CEDEL, S.A. on such Interest Payment Date upon delivery by
Euro-clear and CEDEL S.A. to the Trustee of a certificate or certificates in the form set forth in Exhibit A.2 to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security in bearer form (or to such other accounts as they may direct) on such Interest
Payment Date and who have each delivered to Euro-clear or CEDEL, S.A., as the case may be, a certificate in the form set forth in Exhibit A.1 to this
Indenture. Any interest so received by Euro-clear and CEDEL, S.A. and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 1003.

         SECTION  305.  Registration,   Registration  of
Transfer  and
Exchange. The Company shall cause to be kept at an office or agency to be maintained by the Company in accordance with Section 1002 a register (being the combined register of the Security Registrar and all transfer agents designated pursuant to Section 1002 for the purpose of registration of transfer of
Securities and sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Trustee is hereby appointed
"Security
Registrar" for the purpose of registering Registered Securities and transfers of
Registered Securities as herein provided.

         Upon surrender for registration of transfer of any Registered
Security of any series at the office or agency of the Company maintained pursuant to Section 1002 for such purpose in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new
Registered
Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor.

         At the option of the Holder, Registered Securities of any series (except a Global Security representing all or a portion of the
Securities
of such series) may be exchanged for other Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Registered Securities to be exchanged at any such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Bearer Securities may not be issued in exchange for
Registered Securities.

         The Company may establish pursuant to Section 301 that, at the option of the Holder (subject to Section 303), Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing Coupon or
Coupons, or the surrender of such missing Coupon or Coupons may be waived by the
Company and the Trustee if there is furnished to each of them such security or indemnity as each may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any
Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section
1002,
interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United
States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered
Security of the same series and like tenor after the close of Business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or
(ii)
any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such
Bearer Security shall be surrendered without the Coupon relating to such
Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such
Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer
Security,
but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

         Whenever any Securities are so surrendered for exchange, the
Company shall execute, and the Trustee shall authenticate and deliver, the
Securities which the Holder making the exchange is entitled to receive.

         Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any definitive global Bearer Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a definitive global Bearer Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by
Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such definitive global Bearer Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such definitive global Bearer Security shall be surrendered by the
Common Depositary or such other depositary or Common Depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the
Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such definitive global
Bearer Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such definitive global Bearer Security to be exchanged which, unless the
Securities of the series are not issuable both as Bearer
Securities and as
Registered Securities, as specified as contemplated by Section 301, shall be in the form of Bearer Securities or Registered Securities or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; and provided, further, that no Bearer Security delivered in exchange for a portion of a definitive global Security shall be mailed or otherwise delivered to any location in the
United States. If a Registered Security is issued in exchange for any portion of a definitive global Bearer Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment
Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted
Interest,
interest or Defaulted Interest, as the case may be, will not be payable on such
Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest
Payment Date or proposed date for payment, as the case may be, only to the
Person to whom interest in respect of such portion of such definitive global Bearer Security is payable in accordance with the provisions of this Indenture.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the
Securities surrendered upon such registration of transfer or exchange.

         Every  Registered   Security   presented  or
surrendered  for
registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the
Security Registrar or any transfer agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as
Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any
Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or
(iii) to
exchange
any Bearer Security so selected for redemption except that such a Bearer
Security may be exchanged for a Registered Security of that series and like tenor; provided, that such Registered Security shall be simultaneously surrendered for redemption.

         If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the
Securities of such series shall no longer be eligible under
Section 303, the
Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to
Section 301 shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive
Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security representing such series in exchange for such Global Security.

         If  specified  by the  Company  pursuant  to Section
301 with
respect to a series of Securities, the Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global
Security
or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive
Securities of such series, will authenticate and deliver Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

         If  specified  by the  Company  pursuant  to Section
301 with
respect to a series of Securities, the Depositary for such series of
Securities
may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive form on such terms as are acceptable to the Company and such Depositary; provided, however, that no portion of a Global Security in registered form may be surrendered in exchange for Securities in bearer form. Thereupon, the Company shall execute, and the
Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, without charge to the Holders,

              (i) to each Person specified by such Depositary a new
         Security or Securities of the series of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global
Security;
         and

             (ii) to such Depositary a new Global Security in a
         denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

         In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Securities (a) in definitive registered form in authorized denominations, if the Securities of such series are issuable as Registered
Securities, (b) in definitive bearer form in authorized denominations, with coupons attached, if the Securities of such series are issuable as Bearer
Securities or (c) as either Registered or Bearer Securities, if the Securities of such series are issuable in either form; provided, however, that a Bearer Security may not be delivered in exchange for a Registered
Security, and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Global Security in bearer form only in compliance with the conditions set forth in Section 303 and provided, further, that delivery of a Bearer Security shall be made only outside the United
States.

         Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be canceled by the Trustee.
Registered Securities issued in exchange for a Global Security pursuant to this
Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Registered Securities to the persons in whose names such Securities are so registered.

         Notwithstanding any other provisions of this Section to the contrary, unless and until a Global Security is exchanged in whole for
Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the
Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

         SECTION 306. Mutilated, Destroyed, Lost and Stolen
Securities.
If any mutilated Security or Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding with Coupons corresponding to the Coupons, if any, appertaining to the surrendered Security.

         If there shall be delivered to the Company and the Trustee (i) evidence to each of their satisfaction of the destruction, loss or theft of any
Security or Coupon and (ii) such security or indemnity as may be required by each of them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such
Security
or Coupon has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains (upon surrender to the Trustee of such
Security
with all appurtenant Coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the
Security to which such destroyed, lost or stolen Coupon appertains.

         In case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security or Coupon, pay such Security or Coupon; provided, however, that principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section
1002, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest on
Bearer Securities shall be payable only upon presentation and surrender of the
Coupons appertaining thereto.

         Upon the issuance of any new Security or Coupon under this
Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security or Coupon of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security or
Coupon shall constitute an original additional contractual obligation of the
Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other
Securities
or Coupons of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or
Coupons.

         SECTION 307. Payment of Interest;  Interest Rights
Preserved.
Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest
Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

              (1) The Company may elect to make payment of any Defaulted
         Interest to the Persons in whose names the Registered
Securities of
         such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner.
         The Company shall notify the Trustee in writing of the amount of
         Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the
Company
         shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted
         Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted  Interest as in this Clause provided.
Thereupon
the
         Trustee shall fix a Special Record Date for the payment of such
         Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such
         Special Record Date and, in the name and at the expense of the
Company,
         shall cause notice of the proposed payment of such Defaulted
Interest
         and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such
         Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective
Predecessor
         Securities) are registered at the close of business on such Special
         Record Date and shall no longer be payable pursuant to the following
         Clause (2).

              (2) The Company may make payment of any Defaulted
Interest on
         the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the
Trustee
         of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section and
Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security, and, subject as aforesaid, each such Security shall be so dated, or have attached thereto such Coupons, that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

         SECTION 308. Persons Deemed Owners. Prior to due presentment of a Registered Security for registration of transfer, the Company, the
Trustee
and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered
Security
for the purpose of receiving payment of principal of (and premium, if any) and
(subject to Sections 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Title to any Bearer Security and any Coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the
Company or the Trustee may treat the Holder of any Bearer
Security and the
Holder of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Notwithstanding the foregoing, with respect to any Global
Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary, as a Holder, with respect to such Global Security or impair, as between such Depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Global Security. Neither the Company, the Trustee, nor any agent of the Company or the Trustee, will have any responsibility or liability for any aspects of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         SECTION  309.   Cancellation.   All   Securities  and
Coupons
surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All such Securities and
Coupons so delivered, and all such Securities and Coupons so surrendered to the
Trustee, shall be promptly canceled by the Trustee. All Bearer Securities and unmatured Coupons held by the Trustee pending such cancellation shall be deemed to be delivered for cancellation for all purposes of this Indenture and the
Securities. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the
Company may have acquired in any manner whatsoever, and may deliver to the
Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this
Section,
except as expressly permitted by this Indenture. All canceled
Securities and
Coupons held by the Trustee shall be disposed of in a manner selected by the
Trustee and the Trustee shall deliver a certificate evidencing such destruction to the Company.

         SECTION  310.  Computation  of  Interest.  Except as
otherwise
specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 311. Manner of Payments in Respect of
Securities.  The
provisions of this Section shall apply to the Securities of any series unless otherwise provided as contemplated by Section 301.

             (a) The following payment provisions shall apply to
         any Registered Security of any series:

                   (1) Except as provided in subparagraph  (a)(2)
below,
              payment  of  principal  of  and  premium,   if
any,  on  such
              Registered Security will be made at the Place of Payment by delivery of a check on the payment date or dates against
              surrender of such Registered Security, and any interest on any
              Registered Security will be paid at the Place of Payment by mailing a check by first class mail to the Person entitled thereto at the address of such Person appearing on the
              Security Register.

                   (2) Payment of the principal of, premium, if any, and
              interest, if any, on such Security may also, subject to
              applicable laws and regulations, be made at such other place or places as may be designated by the Company by any
              appropriate method.

              (b)  Payment of the  principal  of and  premium,
if any,  and
         interest, if any,  on any  Bearer  Security  will be
made,  except
as
         provided in Section 304 with respect to temporary
global
Securities,
         unless  otherwise specified pursuant  to Section  301
and/or  Section
         901(8), at such place or places outside  the United
States as may be
         designated  by  the Company  pursuant  to  any
applicable   laws  or
         regulations by any appropriate method on the payment date therefor against surrender of the Bearer Security, in the case of payment of principal and premium, if any, or the relevant Coupon, in the case of payment of interest, if any, to a Paying Agent designated for such series pursuant to Section 1002.

              (c) Not later than 10 Business Days (with respect to
         any Place of Payment) prior to each payment date, the Trustee shall deliver to the Company a copy of its record of the respective aggregate amounts of principal of, premium, if any, and interest, if any, on the
         Securities to be made on such payment date, specifying the amounts so payable in respect of Registered Securities and Bearer
Securities.

         SECTION 312. Compliance with Certain Laws and Regulations. If any Bearer Securities are to be issued in any series of Securities, the
Company
will use reasonable efforts to provide for arrangements and procedures designed pursuant to then applicable laws and regulations, if any, to ensure that such
Bearer Securities are sold or resold, exchanged, transferred and paid only in compliance with such laws and regulations and without adverse consequences to the Company, the Holders and the Trustee.


                                   ARTICLE IV

                           Satisfaction and Discharge

         SECTION 401.  Satisfaction  and Discharge of  Indenture.
This
Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of (as applicable) registration of transfer or exchange of
Securities and Coupons, if any, of any series herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

         (1)  either

             (A)  all  Securities   and   Coupons    theretofore
                  authenticated  and delivered (other than (i)
Securities  and
                  Coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 306 and
(ii)
                  Securities and Coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the
                  Company and thereafter repaid to the Company or discharged from such  trust, as provided  in  Section
1003)  have been
                  delivered to the Trustee for cancellation; or

             (B)  all such Securities and Coupons not
                  theretofore delivered to the Trustee for cancellation

                 (i) have become due and payable, or

                (ii) will become due and payable at their
                     Stated Maturity within one year, or

               (iii) are to be called for redemption within
                one year under arrangements satisfactory to the
               Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company,  in the case of (B)(i),  (ii) or
(iii) above,
               has deposited or caused to be  deposited  with the
Trustee as
               trust funds in trust for the purpose an amount
sufficient  to
               pay and discharge the entire  indebtedness  on
such Securities
               and  Coupons  not  theretofore  delivered  to the
Trustee for
               cancellation,   for  principal  (and  premium,
if  any)  and
               interest, if any, to the date of such deposit (in the case of
               Securities and Coupons which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3)  the Company  has  delivered  to the  Trustee an
Officers'
         Certificate and an Opinion of Counsel, each stating that
all
conditions
         precedent   herein  provided  for  relating  to  the
satisfaction
and
         discharge of this Indenture have been complied with.

         Notwithstanding   the   satisfaction  and  discharge  of
this
Indenture, the obligations of the Company to the Trustee under
Section 607,
the
obligations of the Company to any Authenticating Agent under
Section 614 and,
if
money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under
Section 402
and
the last paragraph of Section 1003 shall survive.

         SECTION 402. Application of Trust Money. Subject to the provisions of the last paragraph of Section 1003, all money deposited with the
Trustee pursuant to Sections 401 and 403 shall be held in trust and applied by it, in accordance with the provisions of the Securities and Coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and any interest for whose payment such money has been deposited with the
Trustee; but such money need not be segregated from other funds except to the extent required by law.

         SECTION  403.  Satisfaction,   Discharge  and
Defeasances  of
Securities of Any Series. If this Section is specified, as contemplated by
Section 301, to be applicable to Securities and Coupons, if any, of any series, the Company will be deemed to have been Discharged (as defined below) from its obligations with respect to Securities and Coupons, if any, of such series when

         (1) either

            (A) with respect to all Outstanding Securities and

                Coupons of such series, the Company has deposited or caused to be deposited with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities and Coupons, if any, of such series, (i) money in an amount as will, or (ii) U.S.
                Government Obligations (as defined below) as will, together with the predetermined and certain income to accrue thereon without consideration of any reinvestment thereof, or (iii) a combination of (i) and (ii) as will (in a written opinion with respect to (ii) or (iii) of independent public accountants delivered to the Trustee), be sufficient to pay and discharge the entire  indebtedness  on all  Outstanding
Securities  and
                Coupons of such series for principal (and premium, if any) and interest, if any, to the Stated Maturity or any Redemption
                Date as contemplated by the last paragraph of this Section
                403, as the case may be; or

         (B) with respect to all Outstanding Securities and Coupons of such series, the Company has properly  fulfilled
                such other means of satisfaction and discharge as is specified by Section 301 to be applicable to the Securities and Coupons, if any, of such series; and

         (2) the Company has paid or caused to be paid all other sums payable with respect to the Outstanding
         Securities and Coupons, if any, of such series;

         (3) the Company has delivered to the Trustee an Officers'
         Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding
Securities
and
         Coupons, if any, of any such series have been complied with; and

         (4)  with respect to subsection  1(A) above,  the
Company shall
         have delivered to the Trustee an Opinion of Counsel to
the effect
that
         Holders of the Securities and Coupons, if any, of such
series will
not
         recognize  income, gain or loss for Federal income tax
purposes as a
         result of the Company's  exercise of its option under
this Section
403
         and will be subject to Federal income tax in the same amount, in the same manner and at the same times as would have been the case if such option had not been exercised.

         Any deposits with the Trustee referred to in Section
403(1)(A)
above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any
Outstanding
Securities and Coupons, if any, of such series are to be redeemed prior to their
Stated Maturity, whether pursuant to any mandatory redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement will provide therefor and the Company will make arrangements for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

         SECTION 404. Reinstatement. If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with
Section 401 or 403
by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the
Securities and Coupons, if any, of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 or 403 until such time as the Trustee is permitted to apply all such money or U.S. Governmental
Obligations in accordance with Section 401 or 403; provided, however, that if the Company has made any payment of interest on or principal of (and premium, if any, on) any Securities and Coupons, if any, of such series because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such series of Securities and Coupons, if any, to receive such payment from the money or U.S. Government Obligations held by the Trustee.

         SECTION 405. Definitions. The following terms, as used in this Article IV, shall have the following meanings:

              "Discharged" means that the Company will be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and Coupons, if any, of the series as to which Section 403 is specified as applicable as aforesaid and to have satisfied all the obligations under this Indenture relating to the
        Securities and Coupons, if any, of such series (and the Trustee, at the expense of the Company, will execute proper instruments acknowledging the same), except (A) the rights of Holders thereof to receive, from the trust fund described in Section 403(1)(A) above, payment of the principal of (and premium, if any) and the interest, if any, on such
        Securities and Coupons, if any, when such payments are due, (B) the
        Company's obligations with respect to such Securities and Coupons, if any, under Sections 305 and 306 (insofar as applicable to Securities of such  series),  402,  1002  and  1003  (last  paragraph
only)  and
the
        Company's obligations to the Trustee under Sections 607 and 610 and
(C)
        the rights, powers, trusts, duties and immunities of the Trustee hereunder, will survive such discharge.

              "U.S.  Government  Obligations"  means securities
that are (i)
        direct  obligations  of the United States of America for
the payment
of
        which its full faith and credit is  pledged  or (ii)
obligations  of
a
        Person  controlled  or  supervised  by  and  acting  as
an  agency
or
        instrumentality  of the United States of America the
timely  payment
of
        which  is  unconditionally  guaranteed  as  a  full
faith  and
credit
        obligation of the United States of America, which, in
either case
under
        clauses (i) or (ii),  are not callable or  redeemable  at
the option
of
        the issuer thereof,  and will also include a depository
receipt
issued
        by a bank or trust  company as custodian  with respect to
any such
U.S.
        Government  Obligation  or  a  specified  payment  of
interest  on
or
        principal of any such U.S. Government Obligation held by
such
custodian
        for the account of the holder of a depository  receipt,
provided
that
        (except as required by law) such  custodian is not
authorized  to
make
        any deduction from the amount payable to the holder of
such
depository
        receipt  from any amount  received by the  custodian  in
respect of
the
        U.S.  Government  Obligation or the specific  payment of
interest on
or
        principal  of  the  U.S.  Government   Obligation
evidenced  by
such
        depository receipt.


                                   ARTICLE V

                                    Remedies


         SECTION 501. Events of Default. "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events, unless it is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing such series of Securities or in the form of
Security for such series:

              (a) the failure of the Company to pay any installment of
         interest on any of the Securities of that series, when and as the same shall become payable, which failure shall have continued unremedied for a period of 30 days;

              (b) the failure of the Company to pay the principal of (and premium, if any, on) any of the Securities of that series, when and as the same shall become payable, whether at Stated
Maturity as therein
         expressed, by call for redemption, pursuant to any sinking fund, by declaration as authorized by this Indenture or otherwise;

             (c) the failure of the Company to observe and perform any
         other of the covenants or agreements on the part of the Company contained in this Indenture (other then a covenant or agreement included in this Indenture solely for the benefit of a series of
         Securities other than that series), which failure shall have continued
         unremedied for a period of 90 days after written notice shall have been given, by registered or certified mail, to the Company by the
Trustee,
         or shall have been given to the Company and the Trustee by the
Holders
         of 25% or more in principal amount of the Securities of that series then Outstanding, specifying such failure and requiring the Company to remedy the same and stating that such notice is a "Notice of
Default"
         hereunder;

             (d) the entry of a decree or order for relief by a court
         having jurisdiction in the premises in respect of the Company in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official)
         of the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days;

             (e) the commencement by the Company of a voluntary case under the Federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its property, or the making by it of any assignment for the benefit of its creditors, or the admission by the Company in writing of its inability to pay its debts generally as such debts become due;

             (f) an event of default, as defined in any mortgage,
indenture
         (including this Indenture),   trust  agreement  or
other  instrument
         securing,  evidencing or providing  for any Debt of the
Company as a
         result of which Debt of the Company in excess of
$25,000,000
aggregate
         principal amount shall be or become due and payable prior to the date on which the same would otherwise become due and payable (except that such amount shall be $20,000,000 in respect of a default on
Securities
         of another series) and such acceleration shall not have been annulled or rescinded within 30 days of notice of such acceleration to the
         Company; provided, however, that, if such event of default with respect to such other series of Securities or under such indenture or instrument, as the case may be, shall be remedied or cured by the
         Company or waived by the holders of such other series of Securities or the holders of such indebtedness, as the case may be, pursuant to this
         Indenture or such indenture or instrument, as the case may be, then unless the Maturity of the Securities of such series shall have been accelerated as provided herein, the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or the holders of such series; or

              (g) any other Event of Default provided with respect
         to the Securities of that series.

         SECTION 502. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than

25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue
Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the
Company and the Trustee, may rescind and annul such declaration and its consequences if

             (1) the Company has paid or deposited with the Trustee
         a sum sufficient to pay

                      (A)  all overdue interest on all Securities
of
                  that series,

                      (B) the principal of (and premium, if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                      (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities or, in the case of
                  Original Issue Discount Securities, the
Securities' Yield to
                  Maturity, and

                      (D)  all sums paid  or   advanced  by  the
Trustee
                  hereunder and the reasonable compensation, expenses,
                  disbursements and advances of the Trustee, its agents and
                  counsel;

         and

              (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in
Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 503.  Collection of Indebtedness and Suits for
Enforcement by Trustee.  The Company covenants that if the

Company shall fail for a period of 30 days to pay any installment of interest on the Securities of any series or shall fail to pay the principal of (and premium, if any, on) any of the Securities of any series when and as the same shall become due and payable, whether at Stated Maturity, or by call for redemption, pursuant to any sinking fund, by declaration as authorized by this Indenture, or otherwise, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and Coupons, if any, the whole amount then due and payable on such Securities and Coupons, if any, for principal
(and
premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities (or, in the case of Original Issue Discount Securities, the
Securities' Yield to Maturity) and Coupons, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If an Event of Default with respect to Securities and Coupons, if any, of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the
Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this
Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 504. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any
Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 505. Trustee May Enforce Claims Without
Possession of
Securities. All rights of action and claims under this Indenture or the
Securities and Coupons, if any, may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and
Coupons, if any, in respect of which such judgment has been recovered.

         SECTION  506.  Application  of  Money  Collected.   Any
money
collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

              FIRST: to the payment of all amounts due the Trustee
         under Section 607;

              SECOND: to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest, if any, on the
         Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, if any, respectively;
         and

              THIRD: the balance, if any, ratably to the Person or
         Persons entitled thereto.

         SECTION 507.  Limitation on Suits.  No Holder of any
Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver of trustee, or for any other remedy hereunder, unless

              (1) an Event of Default with respect to Securities of such series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing
         Event of Default;

             (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall
         have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

             (3) such Holder or Holders have offered to the Trustee
         reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

             (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

             (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in  principal  amount of the  Outstanding
Securities
         of that series;

it being understood and intended that no one or more of such Holders shall have the right in any manner whatever by virtue of, or by availing of, any provision of this Indenture (including without limitation the provisions of Section 512) to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such
Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this
Indenture, the Holder of any Security or any Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and (subject to Section 307) any interest on such
Security
or Coupon on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         SECTION 509. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 510. Rights and Remedies Cumulative. Except as provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.
The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 512. Control by Holders. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

              (1) such direction shall not be in conflict with any
         rule of law or with this Indenture,

              (2) the Trustee shall not determine that the action so
         directed would be unjustly prejudicial to the Holders not taking part in such direction, and

             (3) the Trustee may take any other action deemed proper by the
         Trustee which is not inconsistent with such direction.

         SECTION 513. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

             (1) in the payment of the principal of (or premium, if
         any) or interest, if any, on any Security of such series, or

            (2) in respect of a covenant or provision hereof which under
         Article IX cannot be modified or amended without the consent of the
         Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist with respect to such series, and any Event of Default with respect to such series arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 514. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.


                                   ARTICLE VI

                                  The Trustee


         SECTION 601.  Certain Duties and Responsibilities.  (a)
Except during the continuance of an Event of Default,

              (1) the Trustee undertakes to perform such duties and
         only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this
         Indenture against the Trustee; and

              (2) in the absence of bad faith on its part, the
         Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision of this Indenture are specifically required to be furnished to the Trustee,
         the Trustee shall be under a duty to examine the same
         to determine whether or not they conform to the requirements of this Indenture.

         (b)  In  case  an  Event  of  Default  has   occurred
and  is
continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

              (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

              (2) the Trustee shall not be liable for any error of
         judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

              (3) the Trustee shall not be liable with respect to
         any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Sections 101, 104 and 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

              (4) no provision of this Indenture shall require the
         Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 602. Notice of Defaults. If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of
Securities of such series notice of such default actually known to the Trustee as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in
Section 501(c)
with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof and if such default is corrected within such period, the Trustee may conclude, consistent with the
Trust Indenture Act, that notice of such a default need not be provided to such
Holders of Securities. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an
Event of Default with respect to Securities of such series.

         SECTION 603. Certain Rights of Trustee. Subject to the provisions of Section 601:

              (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company
Order
        and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

              (c) whenever in the administration of this Indenture the
        Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the
        Trustee (unless other evidence be herein specifically prescribed) may, in the absence of negligence or bad faith on its part, rely upon an
        Officers' Certificate;

              (d) the Trustee may consult with counsel and the written
        advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

              (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

              (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may, in good faith, deem reasonable in the circumstances, and, if the Trustee shall determine to make such further inquiry or investigation, any further evidence which may be requested by the
         Trustee pursuant to the provisions of this paragraph shall be furnished by the Company; and

              (g) the Trustee may execute any of the trusts or powers
         hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         SECTION 604. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the
Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 605. May Hold Securities. The Trustee, any
Paying
Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of
Securities
or warrants to purchase Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

         SECTION 606. Money Held in Trust. Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         SECTION 607.  Compensation and Reimbursement.  The
Company agrees

             (1) to pay to the Trustee from time to time reasonable
         compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

             (2)  except  as  otherwise   expressly   provided
herein,  to
         reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance  with  any  provision  of  this Indenture
(including  the
         reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;
and

             (3) to indemnify the Trustee for, and to hold it harmless
         against, any loss, damage, claim, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the
Company under this Section, the Trustee shall have a lien prior to the
Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Securities.

         SECTION 608.  Disqualification;  Conflicting Interests.
If the
Trustee has or shall acquire any conflicting interest within the meaning of the
Trust Indenture Act, the Trustee shall comply with the relevant provisions thereof.

         SECTION 609. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 610. Resignation and Removal; Appointment of
Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor
Trustee in accordance with the applicable requirements of Section
611.

         (b) The Trustee may resign at any time with respect to the
Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the resigning
Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the
Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         (d)  If at any time:

              (1)  the Trustee shall fail to comply with Section
608
         after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

              (2) the Trustee for a series shall cease to be
         eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any Holder of Securities of such series, or

             (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver
         of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation,

then, in any such case, (i) the Company by a Board Resolution may remove the
Trustee with respect to all Securities, or (ii) subject to
Section 514, any
Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all
Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, with respect to the Securities of one or more series, the
Company, by a Board Resolution, shall promptly appoint a successor Trustee or
Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the
Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and each successor Trustee or Trustees shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the
Holders
of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
Section 611,
any
Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by giving notice of such event to all Holders of Securities of such series as provided by Section 106. Each notice shall include the name of the successor
Trustee with respect to the Securities of such series and the address of its
Corporate Trust Office.

         SECTION 611.  Acceptance of Appointment  by Successor.
(a) In
case of the appointment hereunder of a successor Trustee with respect to all
Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring
Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor
Trustee with respect to the Securities of one or more (but not all) series, the
Company, the retiring Trustee and each successor Trustee with respect to the
Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the
Securities of that or those series to which the appointment of such successor
Trustee relates, (2) if the retiring Trustee is not retiring with respect to all
Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this
Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such
Trustees
co-trustees of the same trust and that such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring
Trustee
shall become effective to the extent provided therein and each such successor
Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor
Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 612. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation into which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 613. Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company
(or any other obligor upon the Securities or the Coupons, if any), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

         SECTION 614. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by Federal or State authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of
America,
any State thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating
Agent
shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such
Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent; provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating
Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating
Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of
Registered Securities, if any, of the series with respect to which such
Authenticating Agent will serve, as their names and addresses appear in the
Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an
Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

        This is one of the Securities of the series designated and issued under the within-mentioned Indenture.

                                       [full name of Trustee]



                                       As Trustee


                                       By
                                       As Authenticating Agent



                                       By
                                       Authorized [Officer]
[Signatory]

         If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment or other place where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the
Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this
Section an Authenticating Agent (which may be an Affiliate of the Company if eligible to be appointed as an Authenticating Agent hereunder) having an office in such Place of Payment or other place designated by the Company with respect to such series of Securities.


                                  ARTICLE VII

               Holders' Lists and Reports by Trustee and Company


         SECTION 701.  Company To Furnish Trustee Names and
Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

             (a) semi-annually, not later than January 15 and July 15 in each year (commencing with the first January 15 or July
15 after the
         first issuance of Securities pursuant to this Indenture), a list, in such form as the Trustee may reasonably require, of all information in the possession or control of the Company or any Paying
Agent as to
the
         names and addresses of the Holders of each series of Registered
         Securities as of the preceding January 1 or July 1, as the case may be,

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is
         furnished, and

           (c)  such   information   concerning  the  Holders  of
Bearer
         Securities which is known to the Company; provided, however,that the
         Company shall have no obligation to investigate any matter relating to any Holder of a Bearer Security or a Coupon.

         SECTION 702.  Preservation of Information;
Communications  to
Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security
Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

         (b) The rights of the Holders to communicate with other
Holders with respect to their rights under this Indenture or under the
Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

        (c) Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the
Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 312 of the Trust
Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust
Indenture
Act.

         SECTION 703. Reports by Trustee. (a) On or before July 15 of each year commencing with the first July 15 after the first issuance of
Securities pursuant to this Indenture, the Trustee shall transmit to the
Holders
of Securities, in the manner and to the extent provided in
Section 313(c) of
the
Trust Indenture Act, a brief report if required by Section 313(a) of the Trust
Indenture Act, dated as of a date no more than 60 nor less than 45 days prior thereto. The Trustee also shall comply with Section 313(b) of the Trust
Indenture Act and shall transmit to Holders, in the manner and to the extent provided is said Section 313(c), such other reports, if any, as may be required pursuant to the Trust Indenture Act.

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The
Company will notify the Trustee when any Securities are listed on any stock exchange.

         SECTION 704. Reports by Company. The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                  ARTICLE VIII

                       Consolidation, Merger, Conveyance,
                               Transfer or Lease


         SECTION 801.  Company May  Consolidate,  Etc., Only on
Certain
Terms. The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

             (1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the
         Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United
         States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the
         Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all the Outstanding
Securities of
all
         series and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

             (2) immediately after giving effect to such transaction, no
         Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

            (3) if a supplemental indenture is required in connection with such transaction, the Company shall have delivered to the Trustee an
         Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 802. Successor Corporation Substituted. Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, the predecessor corporation shall be relieved of the performance and observance of all obligations and covenants under this Indenture and the Securities (and any Coupons appertaining thereto), including but not limited to the obligation to make payment of the principal of (and premium, if any) and interest, if any, on all the Outstanding Securities of all series (and any Coupons appertaining thereto), and, in the event of such conveyance, transfer or lease, may be liquidated and dissolved.


                                   ARTICLE IX

                            Supplemental Indentures


         SECTION  901.  Supplemental   Indentures  Without
Consent  of
Holders. Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

              (1) to evidence the succession of another corporation
         to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

              (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

              (3) to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all series of Securities specifying the series to which such Event of Default is applicable);

              (4) to add to or change any of the provisions of this
         Indenture to such extent as shall be necessary to facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit
Bearer
         Securities to be issued in exchange for Registered
Securities, to
         permit Bearer Securities to be issued in exchange for Bearer
Securities
         of other authorized denominations; provided that any such addition or change shall not adversely affect the interests of the Holders of
         Securities of any series or any related Coupons in any material respect;

              (5)  to  change  or  eliminate  any of the
provisions  of this
         Indenture; provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such change in or elimination of such provision;

              (6) to establish the form or terms of Securities of
         any series as permitted by Sections 201 and 301;

              (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this
         Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b);

              (8) if allowed under applicable laws and regulations, to
         permit payment in the United States of principal, premium or interest on Bearer Securities or Coupons, if any;

              (9)  to provide for the issuance of uncertificated
         Securities of one or more series in addition to or in place of certificated Securities; or

              (10) to cure any ambiguity, to correct or supplement any
         provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture;
provided such
other
         provisions as may be made shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

         SECTION 902. Supplemental  Indentures With Consent of
Holders.
With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture (acting as one class), by Act of said Holders delivered to the
Company
and the Trustee, the Company, when authorized by or pursuant to a Board
Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the
Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

             (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated
Maturity
thereof
         (or, in the case of redemption, on or after the Redemption Date),

             (2)  reduce  the   percentage  in  principal
amount  of  the
         Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose
         Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture,

             (3) change any obligation of the Company, with respect to
         Outstanding Securities of a series, to maintain an office or agency in the  places and for the  purposes  specified  in Section
1002 for
such
         series, or

             (4) modify any of the  provisions  of this  Section
or Section
         513 except to increase any such  percentage  or to
provide with
respect
         to any particular  series the right to condition the
effectiveness
of
         any  supplemental  indenture  as to that  series on the
consent of
the
         Holders of a specified  percentage of the aggregate
principal amount
of
         Outstanding  Securities  of such series  (which
provision  may be
made
         pursuant  to Section  301  without  the  consent  of any
Holder) or
to
         provide that  certain  other  provisions  of this
Indenture  cannot
be
         modified  or  waived   without  the  consent  of  the
Holder  of
each
         Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(7).

             For purposes of this Section 902, if the Securities of any series are issuable upon the exercise of warrants, each holder of an unexercised and unexpired warrant with respect to such series shall be deemed to be a
Holder
of Outstanding Securities of such series in the amount issuable upon the exercise of such warrant. For such purposes, the ownership of any such warrant shall be determined by the Company in a manner consistent with customary commercial practices. The Trustee for such series shall be entitled to rely on an Officers' Certificate as to the principal amount of Securities of such series in respect of which consents shall have been executed by holders of such warrants.

             A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this
Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 903. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive (in addition to the opinion which the Trustee is entitled to receive pursuant to
Section 303), and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

         SECTION 904. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of
Securities
theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 905.  Conformity With Trust Indenture Act.
Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

         SECTION 906. Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE X

                                   Covenants


         SECTION 1001. Payment of Principal,  Premium and
Interest. The
Company covenants and agrees for the benefit of each series of Securities and
Coupons, if any, that it will duly and punctually pay the principal of (and premium, if any, on) each of the Securities and Coupons, if any, of that series, and the interest, if any, which shall have accrued thereon, in accordance with the terms of the Securities and Coupons, if any, of such series and this
Indenture.

         SECTION 1002. Maintenance of Office or Agency. If Securities of a series are issuable only as Registered Securities, until all the Securities of each such series shall have been paid or payment thereof provided for, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, until all the Securities of each such series shall have been paid or payment thereof provided for, the Company will maintain (A) in The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related Coupons may be presented or surrendered for payment in the circumstances described in this paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 1004); provided, however, that if the Securities of that series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the

Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the
Securities
of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located in
Europe, an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the
Company
in respect of the Securities of that series and this Indenture may be served.
The Company will give prompt written notice to the Trustee and the Holders of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the
Trustee with the address thereof, such presentations and surrenders of
Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer
Securities of that series and the related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on
Bearer Securities of that series pursuant to Section 1004) at the London office of the Trustee (or an agent with a London office appointed by the Trustee and acceptable to the Company), and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.
Presentation of Coupons for payment or other demands for payment of Bearer
Securities must be made outside the United States, and no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the
United States or by transfer to an account maintained with a bank located in the
United States; provided, however, that payment of principal of and any premium and interest on any Bearer Security (including any additional amounts payable on
Securities of such series pursuant to Section 1004) shall be made at the office of the Company's Paying Agent in The City of New York, if (but only if) (i) despite the appointment of Paying Agents outside the United States, payment of the full amount of such principal, premium, interest or additional amounts, as the case may be, at the offices of all such Paying Agents maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions, (ii) such payment is then permitted by applicable laws and (iii) in appointing a
Paying Agent in The City of New York, the Company would not suffer any fiscal or other sanction under applicable laws as a result of such appointment or of any payment being made through such Paying Agent.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for
Securities of any series for such purposes. The Company will give prompt written notice to the Trustee and the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

         SECTION 1003. Money for Securities Payments to be Held in
Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on any of the
Securities
of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due until such sums shall be paid to such
Persons
or otherwise disposed of as herein provided and will promptly notify the
Trustee
of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, at or prior to the opening of business on each due date of the principal of (and premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such
Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of
Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and
(ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

         Anything in this Section 1003 to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the
Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying
Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying
Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security and Coupons, if any, shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such
Paying Agent, before being required to make any such repayment, shall at the expense and at the written direction of the Company cause to be published once, in a newspaper published in the English language, customarily published on each
Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified herein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 1004. Additional Amounts. If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of such series or any Coupon appertaining thereto additional amounts as provided and subject to the conditions set forth therein.
Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this
Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

         If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers'
Certificate, the Company will furnish the Trustee and the Company's Paying
Agent
or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related
Coupons who are United States Aliens (as defined in the Securities) without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such
Holders of Securities or Coupons and the Company will pay to the Trustee or such
Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on an Officers'
Certificate
furnished pursuant to this Section.

         SECTION 1005.  Statement as to Compliance.  On or before
March
31 of each year following the date hereof, the Company shall deliver to the
Trustee a certificate of the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not to the best knowledge of such officer the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which such officer may have knowledge.


                                   ARTICLE XI

                            Redemption of Securities


         SECTION 1101. Applicability of Article.  Securities
(including
any Coupons) of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities
(including any
Coupons)
of any series) in accordance with this Article.

         SECTION  1102.  Election  to Redeem;  Notice to
Trustee.  The
election of the Company to redeem any Securities (including any Coupons) shall be evidenced by a Board Resolution or by an action taken pursuant to a Board
Resolution. In case of any redemption at the election of the Company of less than all the Securities (including any Coupons) of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company
(unless a shorter notice shall be satisfactory to the Trustee), notify the
Trustee of such Redemption Date and of the principal amount of Securities
(including any Coupons) of such series to be redeemed. In the case of any redemption of Securities (including any Coupons) prior to the expiration of any restriction on such redemption provided in the terms of such Securities
(including any Coupons) or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

         SECTION  1103.  Selection  by  Trustee  of  Securities
to  be
Redeemed. If less than all the Securities (including any Coupons) of any series are to be redeemed, the particular Securities (including any Coupons) to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities (including any Coupons) of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities
(including any Coupons) of that series or any integral multiple thereof) of the principal amount of Securities (including any Coupons) of such series of a denomination larger than the minimum authorized denomination for Securities
(including any Coupons) of that series.

         In any case where Securities (including any Coupons) of such series are registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one
Security of such series. If the Securities of any series
(including any
Coupons)
to be redeemed consist of Securities having different Stated Maturities or different rates of interest (or methods of computing interest), then the
Company
may, in the written notice delivered to the Trustee pursuant to
Section 1102,
direct that the Securities (including any Coupons) of such series to be redeemed shall be selected from among groups of such Securities having specified Stated
Maturities or rates of interest (or methods of computing interest) and the
Trustee shall thereafter select the particular Securities
(including any
Coupons) to be redeemed in the manner set forth above from among the groups of such Securities so specified.

         The Trustee shall promptly notify the Company in writing of the Securities (including any Coupons) selected for redemption and, in the case of any Securities (including any Coupons) selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities
(including any Coupons) shall relate, in the case of any Securities (including any Coupons) redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities (including any Coupons) which has been or is to be redeemed.

         SECTION 1104. Notice of Redemption. Notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, as provided in Section
106.

         Each such notice of redemption shall specify the Redemption
Date, the Redemption Price, the Place or Places of Payment, that the
Securities
of such series are being redeemed at
the option of the Company pursuant to provisions contained in the terms of the
Securities of such series or in a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption, that on the Redemption Date the Redemption Price will become due and payable upon each Security redeemed, that payment will be made upon presentation and surrender of the applicable Securities, that all
Coupons, if any, maturing subsequent to the date fixed for redemption shall be void, that any interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said Redemption Date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of any series are to be redeemed the notice of redemption shall specify the numbers of the Securities of such series to be redeemed, and, if only Bearer Securities of any series are to be redeemed, and if such Bearer
Securities may be exchanged for Registered Securities, the last date on which exchanges of Bearer Securities for Registered Securities not subject to redemption may be made. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption
Date, upon surrender of such Security and any Coupons appertaining thereto, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof and with appropriate Coupons will be issued, or, in the case of Registered Securities providing appropriate space for such notation, at the option of the Holders, the Trustee, in lieu of delivering a new
Security
or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

         Notice of redemption of Securities and Coupons, if any, to be redeemed at the election of the Company shall be given by the Company or, at the
Company's request, by the Trustee in the name and at the expense of the
Company.

         SECTION 1105. Deposit of Redemption Price. On or before the opening of business on any Redemption Date, the Company shall deposit with the
Trustee or with a Paying Agent (or, if the Company is acting as its own paying
Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption
Date shall be an Interest Payment Date) accrued interest on, all the
Securities
and Coupons, if any, which are to be redeemed on that date.

         SECTION 1106. Securities Payable on Redemption Date.
Notice of
redemption having been given as aforesaid, the Securities so to be redeemed
shall, on the Redemption Date, become due and payable at the
Redemption Price
therein specified, and from and after such date (unless the
Company shall
default in the payment of the Redemption Price and accrued
interest, if any)
such Securities shall cease to bear interest and the Coupons for such interest
appertaining to any Bearer Securities so to be
redeemed, except to the extent provided below, shall be void.
Upon surrender
of
any such Security for redemption in accordance with said notice, together with
all Coupons, if any, appertaining thereto maturing after the
Redemption Date,
such Security shall be paid by the Company at the Redemption
Price, together
with accrued interest, if any, to the Redemption Date; provided, however, that
installments of interest on Bearer Securities whose Stated
Maturity is on or
prior to the Redemption Date shall be payable only at an office or agency
located outside the United States (except as otherwise provided in Section
1002)
and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of Coupons for such interest, and provided, further, that, unless otherwise specified as contemplated by Section 301, installments of interest on Registered Securities whose Stated Maturity is on or prior to the
Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section
307.

         If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such
Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing
Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by Coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in
Section 1002) and, unless otherwise specified as contemplated by
Section 301,
only upon presentation and surrender of those Coupons.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security (or, in the case of any Original Issue
Discount
Securities, the Security's Yield to Maturity).

         SECTION  1107.   Security   Redeemed  in  Part.  Any
Security
(including any Coupons appertaining thereto) which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the
Company
shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security (including any Coupons appertaining thereto) without service charge, a new Security

(including any Coupons appertaining thereto) or Securities
(including any
Coupons appertaining thereto) of the same series and Stated Maturity and like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security (including any Coupons appertaining thereto) so surrendered.


                                  ARTICLE XII

                                 Sinking Funds


         SECTION 1201. Applicability of Article. The provisions of this
Article shall be applicable to any sinking fund for the retirement of
Securities
(including any Coupons) of a series except as otherwise specified as contemplated by Section 301 for Securities (including any Coupons) of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities (including any Coupons) of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities (including any Coupons) of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities (including any Coupons) of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities (including any Coupons) of any series as provided for by the terms of Securities (including any Coupons) of such series.

         SECTION 1202. Satisfaction of Sinking Fund Payments With Securities. The Company (1) may deliver Outstanding Securities (including any
Coupons) of a series (other than any previously called for redemption) and (2) may apply as a credit Securities (including any Coupons) of a series which have been redeemed (or called for redemption and for which the Redemption Price, together with accrued interest, if any, has been deposited pursuant to Section
1105), either at the election of the Company pursuant to the terms of such
Securities (including any Coupons) or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities
(including any Coupons), in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities (including any Coupons) of such series required to be made pursuant to the terms of such Securities
(including any Coupons) as provided for by the terms of such series; provided that such Securities (including any Coupons) have not been previously so credited. Such Securities (including any Coupons) shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such
Securities (including any Coupons) for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         SECTION 1203. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of
Securities (including any Coupons), the Company will deliver to the Trustee an
Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting
Securities
(including any Coupons) of that series pursuant to Section 1202 and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities (including any
Coupons) to be so delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the
Trustee shall select the Securities (including any Coupons) to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause
notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities (including any Coupons) shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                                  ARTICLE XIII

                       Meetings of Holders of Securities


         SECTION 1301.  Purposes for Which  Meetings May Be
Called.  If
Securities of a series are issuable as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

         SECTION 1302. Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in
Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Company, by or pursuant to a Board
Resolution, or the Holders of at least 10% in principal amount of the
Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

         SECTION 1303. Persons Entitled To Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of any series, a
Person
shall be (1) a Holder of one or more Outstanding Securities of such series, or
(2) a Person appointed by an instrument in writing as proxy for a Holder or
Holders of one or more Outstanding Securities of such series by such Holder or
Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         SECTION 1304. Quorum; Action. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of
Securities
of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1302(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Subject to the foregoing, at the reconvening of any such further adjourned meeting, the Persons entitled to vote 25% in aggregate principal amount of the Outstanding Securities of such series shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of an adjourned meeting which was adjourned for lack of a quorum shall state expressly the percentage, as provided above, of the principal amount of the Outstanding
Securities of such series which shall constitute a quorum.
         Except as limited by the proviso to Section 902, and subject to the provisions described in the next succeeding paragraph, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the lesser of
(i)
the Holders of a majority in principal amount of the Outstanding Securities of that series and (ii) 66-2/3% in principal amount of Outstanding Securities of such series represented and voting at such meeting or adjourned meeting;
provided, however, that any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this
Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the
Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the lesser of (i) the Holders of such specified percentage in principal amount of the Outstanding Securities of that series and (ii) a majority in principal amount of Outstanding Securities of such series represented and voting at such meeting or adjourned meeting. Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of
Securities of such series and the related Coupons, whether or not present or represented at the meeting.

         With respect to any consent, waiver or other action which this
Indenture expressly provides may be given by the Holders of a specified percentage of Outstanding Securities of all series affected thereby (acting as one class), only the principal amount of Outstanding Securities of any series represented at a meeting or adjourned meeting duly reconvened at which a quorum was present, held in accordance with this Section, and voting in favor of such action, shall be counted for purposes of calculating the aggregate principal amount of Outstanding Securities of all series affected thereby favoring such action.

         SECTION  1305.  Determination  of Voting  Rights;
Conduct and
Adjournment of Meetings. (a) Notwithstanding any other provisions of this
Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 104 to certify to the holder of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
Section 104
or other proof.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1302(b), in which
case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the
Outstanding Securities of such series represented at the meeting.

         (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the
Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any
Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

         (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

         SECTION 1306. Counting Votes and Recording Action of
Meetings.
The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the
Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable,
Section 1304.
Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                  ARTICLE XIV

                    Immunity of Incorporators, Stockholders,
                             Officers and Directors


         SECTION  1401.   Immunity  of   Incorporators,
Stockholders,
Officers and Directors. No recourse shall be had for the payment of the principal of (or premium, if any, on) or interest, if any, on, any Security of any series (or any Coupon appertaining thereto), or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of this
Indenture, against any incorporator, direct or indirect stockholder, officer or director, as such, past, present or future, of the Company, or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the
Securities
of all series (and any Coupons appertaining thereto) are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, direct or indirect stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, because of the incurring of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this Indenture or in any of the Securities of any series (or any
Coupons appertaining thereto) or to be implied herefrom or therefrom, and that all liability, if any, of that character against every such incorporator, stockholder, officer and director is, by the acceptance of the Securities of any series (or any Coupons appertaining thereto), and as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the
Securities (and any Coupons appertaining thereto), expressly waived and released.


                                   ARTICLE XV

                                 Subordination


         SECTION 1501. Agreement to Subordinate. Anything to the contrary herein notwithstanding, the Company covenants and agrees, and each Holder of Securities of any series (or any Coupons appertaining thereto) by acceptance thereof likewise covenants and agrees, that the indebtedness represented by the

Securities of such series (and any Coupons appertaining thereto) and the payment of the principal of (and premium, if any, on) and interest, if any, on each and all of the Securities of such series (and any Coupons appertaining thereto) shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt
(as defined below), whether outstanding at the date hereof or incurred after the date hereof, but shall in all respects rank pari passu with all other Senior
Subordinated Debt (as defined below).

         SECTION  1502. No Payments to Holders of Securities in
Certain
Circumstances. (a) In the event of any sale under or in accordance with any judgment or decree rendered in any proceeding by or on behalf of any Holder of
Securities (or any Coupons appertaining thereto) or in the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company, or the proceeds thereof, to creditors of the Company occurring by reason of any liquidation, dissolution or winding up of the Company, or in the event of any receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceeding relative to the
Company
or its debts or properties, then in any such event the holders of any and all
Senior Debt shall be preferred in the payment of their claims over the Holders of Securities (or any Coupons appertaining thereto), and such Senior Debt shall be first paid and satisfied in full before any payment or distribution of any kind or character, whether in cash, property or securities (other than securities which are subordinate and junior in right of payment to the payment of all Senior Debt which may at the time be outstanding), shall be made upon the
Securities (or any Coupons appertaining thereto); and in any such event any dividend or distribution of any kind or character, whether in cash, property or securities (other than in securities which are subordinate and junior in right of payment to the payment of all Senior Debt which may at the time be outstanding) which shall be made upon or in respect of the indebtedness evidenced by the Securities (or any Coupons appertaining thereto), or any renewals or extensions thereof, shall be paid over to the holders of such
Senior
Debt, pro rata, for application in payment thereof unless and until such
Senior
Debt shall have been paid and satisfied in full; and

         (b) In the event that  pursuant to the  provisions
hereof any
Security is declared or becomes due and payable before its Stated
Maturity
because of an occurrence of an Event of Default (under
circumstances when
paragraph (a) of this Section 1502 shall not be applicable), no amount shall
be
paid by the Company in respect of the principal of or interest, if any, on the
Securities (or any Coupons appertaining thereto) in excess of current interest
payments as provided herein, except at the Stated Maturity
thereof or in
accordance with any regular mandatory prepayments as contemplated by Section
301
for Securities of any series (or any Coupons appertaining thereto)

(all subject to paragraph (a) of this Section 1502), unless and until all
Senior
Debt outstanding at the time such Security so becomes due and payable because of any such event shall have been paid in full or payment thereof shall have been provided for in a manner satisfactory to the holders of such outstanding
Senior
Debt; and

         (c) Without limiting the effect of any of the other provisions of this Article XV, during the continuance of any default with respect to any
Senior Debt, no payment of principal, sinking fund, interest or premium shall be made on or with respect to the indebtedness evidenced by the Securities (or any
Coupons appertaining thereto) or any renewals or extensions hereof, if either
(1) notice of such default in writing or by telegram has been given to the
Company by any holder or holders of any Senior Debt, provided that judicial proceedings shall be commenced with respect to such default within 120 days thereafter or (2) judicial proceedings shall be pending in respect of such default.

         The Company covenants and agrees, for the benefit of each and every present and future holder of Senior Debt, that in the event that pursuant to the provisions hereof any Security is declared or becomes due and payable because of an occurrence of an Event of Default, then each holder of any
Senior
Debt then outstanding shall have the right to declare immediately due and payable on demand all or any part of such Senior Debt owing and payable to such holder, regardless of any other maturity or terms of said Senior Debt; and if and when any such default has occurred, or any notice of default under the terms hereof may be served upon the Company, then in each such event the Company shall and hereby agrees that it will immediately notify the holders of the Senior
Debt
of such default or notice thereof, as the case may be.

         SECTION 1503.  Payments by Trustee or Holders of
Securities to
Holders of Senior Debt. In the event that any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders of Securities (or any Coupons appertaining thereto) before all Senior Debt is paid in full, contrary to the provisions of Section 1502, such payment or distribution shall be paid over to the holders of such Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably as aforesaid, for application to the payment of all Senior Debt remaining unpaid until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Debt.

         SECTION 1504. Subrogation. Subject to the payment in full of all Senior Debt, the Holders of Securities (and any Coupons appertaining thereto) shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until all amounts owing on the Securities (and any Coupons appertaining thereto) shall be paid in full, and, as between the Company, its creditors other than holders of
Senior Debt, and the Holders of Securities (and any Coupons appertaining thereto), no such payment or distribution made to the holders of Senior Debt by virtue of this Article XV which otherwise would have been made to the Holders of
Securities (and any Coupons appertaining thereto) shall be deemed to be a payment by the Company on account of the Senior Debt, it being understood that the provisions of this Article XV are and are intended solely for the purpose of defining the relative rights of the Holders of Securities (and any Coupons appertaining thereto), on the one hand, and the holders of Senior Debt, on the other hand.

         SECTION 1505. Obligation of Company Unconditional. Nothing herein shall impair, as between the Company and the Holders of Securities
(and
any Coupons appertaining thereto), the right of the Holder of any Security or any Coupon, which is absolute and unconditional, to receive payment of the principal (and premium, if any) and interest, if any, thereon in accordance with their terms, or shall prevent the Trustee or any Paying Agent from applying any moneys deposited with it hereunder to the payment of principal of (or premium, if any) or interest, if any, on any of the Securities (or any Coupons appertaining thereto), in each case except as otherwise provided in this
Article
XV, nor shall anything herein prevent any Holder of Securities (or any Coupons appertaining thereto) from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights, if any, of holders of Senior Debt as herein provided. Each and every holder of
Securities (or any Coupons appertaining thereto) by acceptance thereof shall undertake and agree for the benefit of each holder of Senior Debt to execute, verify, deliver and file any proofs of claim, consents, assignments or other instruments which any holder of Senior Debt may at any time require in order to prove and realize upon any rights or claims pertaining to the Securities (or any
Coupons appertaining thereto) and to effectuate the full benefit of the subordination contained in this Article XV.

         Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee and the Holders of Securities (or any Coupons appertaining thereto) shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the liquidating trustee or agent or other person making any payment or distribution to the
Trustee or to the Holders of Securities (or any Coupons appertaining thereto) for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article XV. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article XV, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of
Senior Debt held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Article XV, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

         SECTION 1506. Payments on Securities Permitted. Nothing contained in this Article XV or elsewhere in this Indenture, or in any of the
Securities (or any Coupons appertaining thereto), shall (a) affect the obligation of the Company to make, or prevent the Company from making, at any time except in the event of any event specified in Section 1502, payments at any time of principal of (or premium, if any) or interest, if any, on the
Securities
of any series (or any Coupons appertaining thereto) or of any sinking fund payments with respect to the Securities of any series, or (b) prevent the application by the Trustee or any Paying Agent of any moneys held by the
Trustee
or such Paying Agent in trust for the benefit of the holders of Securities of any series (and any Coupons appertaining thereto) as to which notice of redemption shall have been mailed or published at least once prior to the happening of an event specified in paragraph (b) or (c) of
Section 1502 to the
payment of or on account of the principal of (and premium, if any on) and interest, if any, on such Securities (and any Coupons appertaining thereto), or
(c) prevent the application by the Trustee or any Paying Agent of any moneys deposited prior to the happening of any event specified in paragraph (b) or
(c)
of Section 1502 with the Trustee or such Paying Agent in trust for the purpose of paying a specified installment or installments of interest on the
Securities
of any series (or any Coupons appertaining thereto), to the payment of such installments of interest on the Securities of any series (or any Coupons appertaining thereto).

         SECTION 1507. Effectuation of Subordination by Trustee. Each holder of Securities (or any Coupons appertaining thereto), by his acceptance thereof, authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article XV and appoints the Trustee his attorney-in-fact for any and all such purposes.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and, with respect to the holders of Senior Debt, the
Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article
XV,
and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee.
Subject to the provisions of Section 601, the Trustee shall not be liable to any holder of Senior Debt if it shall mistakenly pay over or deliver to holders of Securities (or any Coupons appertaining thereto), the Company or any other person moneys or assets to which any holder of Senior Debt shall be entitled by virtue of this Article XV or otherwise.

         SECTION  1508.  Knowledge  of  Trustee.
Notwithstanding  the
provisions of this Article XV or any other provisions of this Indenture, the
Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company, any Holder, any Paying
Agent or the holder or representative of any class of Senior
Debt.

         Prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, that if on a date not less than one day prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of or interest, if any, on any Securities (or any Coupons appertaining thereto)), the Trustee shall not have received with respect to such moneys the notice provided for in this Section 1508, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         SECTION 1509. Trustee May Hold Senior Debt. The Trustee shall be entitled to all the rights set forth in this Article XV with respect to any
Senior Debt at the time held by it, to the same extent as any other holder of
Senior Debt, and nothing in Section 613 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

         SECTION 1510. Rights of Holders of Senior Debt Not
Impaired.
No right of any present or future holder of any Senior Debt to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         SECTION 1511.  Rights and Obligations Subject to Power
of Court. The right of the holders of Senior Debt and the obligations of the Trustee and the Holders of Securities (and any

Coupons appertaining thereto) set forth in this Article XV are subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Debt and the holders thereof with respect to the Securities (and any Coupons appertaining thereto) and the holders thereof by a plan of reorganization under applicable bankruptcy law.

         SECTION 1512.  Definitions.  The following terms shall
have the following meanings:

                  "Capital Debt" means the Subordinated Debt of the
Company
         which by the terms of the instrument creating or evidencing such
Debt
         is subordinate and junior in right of payment to all Senior
Debt,
         Senior Subordinated Debt and Junior Subordinated Debt.

                  "Junior Subordinated Debt" means any
Subordinated Debt
         of the Company which is not Senior Subordinated Debt or Capital Debt.

                  "Senior Debt" means all Debt of the Company except
         Subordinated Debt.

                  "Senior  Subordinated  Debt" means the
Company's 8.875%
Senior
         Subordinated  Notes due 1998, the Company's 7 1/2%
Senior
Subordinated
         Notes Due 1999, and any other Subordinated Debt of the Company which by the terms of the instrument creating or evidencing such Debt is not subordinate and junior in right of payment to the Securities.

                  "Subordinated Debt" means all Debt (including but not limited to Senior Subordinated Debt, Junior Subordinated Debt and Capital
Debt)
         which is subordinated and junior in right of payment to any other
Debt
         of the Company by the terms of the instrument creating or evidencing such Subordinated Debt.

                                   EXHIBIT A

                            [FORMS OF CERTIFICATION]

                   [FORM OF CERTIFICATE TO BE GIVEN BY PERSON
                   ENTITLED TO RECEIVE BEARER SECURITY OR TO
                   OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE]

                                  EXHIBIT A.1.
                                 ARISTAR, INC.

                    [Insert title or sufficient description
                         of Securities to be delivered]
                               (the "Securities")


         This is to certify that, as of the date hereof, and except as set forth below, the above-referenced Securities held by you for our account are owned by (i) persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or estates or trusts the income of which is subject to United States federal income taxation regardless of its source ("United States persons"), (ii) United States persons that
(a) are
foreign branches of United States financial institutions (as defined in U.S.
Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own accounts or for resale or (b) acquired the Securities through foreign branches of United States financial institutions and that hold the Securities through such United States financial institutions on the date hereof (and in the case of either (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the issuer or the issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal
Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury
Regulations Section 1.163- 5(c)(2)(i)(D)(7)), and in addition, if we are a financial institution described in this clause (iii) (whether or not also described in clause (i) or (ii)), we certify that we have not acquired the
Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States.

         As used herein, "United States" means the United States of
America (including the States and the District of Columbia), its territories, its possessions, the Commonwealth of Puerto Rico, and other areas subject to its jurisdiction.

         We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your Operating
Procedures if any applicable statement herein is not correct on such date and, in the absence of any such notification, it may be assumed that this certification applies as of such date.

         This certification excepts and does not relate to $____________ principal amount of such Securities, in respect of which we are not able to certify as above and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

         We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:_________________________
[To be dated no  earlier  than 15 days prior to the Exchange Date or the first interest payment date prior to the Exchange Date, as relevant]


By:
        As, or as agent for,  the  beneficial  owner(s) of the
Securities  to
        which this certificate relates.

                                  EXHIBIT A.2

                      [FORM OF CERTIFICATE TO BE GIVEN BY
                          EURO-CLEAR OR CEDEL, S.A. IN
                       CONNECTION WITH THE EXCHANGE OF A
                     PORTION OF A TEMPORARY GLOBAL SECURITY
                OR TO OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE]


                                 ARISTAR, INC.

                   [Insert title or sufficient description of
                          Securities to be delivered]
                               (the "Securities")


         This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations"), substantially as set forth in the Temporary Global Security with respect to the
Securities, as of the date hereof, $___________ principal amount of the above-captioned Securities is owned by (i) persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, or estates or trusts the income of which is subject to United States federal income taxation regardless of its source ("United States persons"), (ii) United
States
persons that (a) are foreign branches of United States financial institutions
(as defined in U.S. Treasury Regulations Section
1.165-12(c)(1)(v))
("financial
institutions") purchasing for their own accounts or for resale or
(b) acquired
the Securities through foreign branches of United States financial institutions and that hold the Securities through such

United States financial institutions on the date hereof (and in the case of either (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the issuer or the issuer's agent that it will comply with the requirements of Section
165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury
Regulations Section 1.163-5(c)(2)(i)(D)(7)), which financial institutions described in this clause (iii) (whether or not also described in clause (i) or
(ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States.

         As used herein,  "United  States"  means the United
States of
America (including the States and the District of Columbia), its territories, its possessions, the Commonwealth of Puerto Rico and other areas subject to its jurisdiction.

         We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as the date hereof.

         We  understand   that  this   certification   is
required  in
connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


*Dated:           , 199                         Yours faithfully,

                                                MORGAN
GUARANTY    TRUST
                                                COMPANY    OF
NEW   YORK,
                                                Brussels office
as operator
                                                of the Euro-clear
System

                                      or

                                                CEDEL, S.A.


                                                By:

---------------------------
*[Not earlier than the Exchange Date or the first interest payment date prior to the Exchange Date, as relevant.]